Exhibit 99.1

SONUS NETWORKS REPORTS

2011 FIRST QUARTER RESULTS

Westford, MA, May 3, 2011 — Sonus Networks, Inc. (Nasdaq: SONS), a market leader in next generation IP-based network solutions, today announced results for the quarter ended March 31, 2011 and plans for participation in upcoming financial conferences.

Revenue for the first quarter of fiscal 2011 was $67.3 million, compared to $83.0 million in the fourth quarter of fiscal 2010 and $62.4 million in the first quarter of fiscal 2010.  The Company’s net loss for the first quarter of fiscal 2011 was $12.4 million, or $0.04 per share, compared to net income of $11.4 million, or $0.04 per diluted share, for the fourth quarter of fiscal 2010 and a net loss of $0.1 million, or $0.00 per share, for the first quarter of fiscal 2010.

“I am pleased with the progress made by the team toward our annual goals, as we lay the foundation for our future,” said Ray Dolan, President and Chief Executive Officer of Sonus Networks.  “We have focused on building the team, establishing channel partnerships, and expanding our NBS business.  These are important investments that we believe will drive sustained growth and innovation at Sonus.”

Participation in upcoming financial conferences:

Sonus executives will participate in the following upcoming investor conferences, with presentations scheduled as follows:

Jefferies Global Technology, Internet, Media & Telecom Technology Conference

Thursday, May 12, 2011 at 11:10 a.m. ET

Barclays Capital 2011 GMT Conference

Wednesday, May 25, 2011 at 11:15 a.m. ET

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Both presentations will be available via webcast.  Please visit the Investor Relations section of our website for more information.

Earnings Conference Call Details:

Sonus Networks will host a conference call for analysts and investors to discuss its first quarter 2011 results as well as certain forward-looking information today at 4:45 p.m. ET.

To listen live via telephone:

Dial-in number: 800-926-9175
International Callers: +1 212-231-2900

To listen via internet:

Sonus Networks will host a live webcast of the conference call.  To access the webcast, visit www.sonusnet.com, About Us, Investor Relations.

-ends-

About Sonus Networks

Sonus Networks, Inc. is a leader in IP networking with proven expertise in delivering secure, reliable and scalable next generation infrastructure and subscriber solutions.  With customers in over 50 countries across the globe and over a decade of experience in transforming networks to IP, Sonus has enabled service providers and enterprises to capture and retain users and generate significant ROI.  Sonus products include media and signaling gateways, policy/routing servers, session border controllers and subscriber feature servers.  Sonus products are supported by a global services team with experience in design, deployment and maintenance of some of the world’s largest and most complex IP networks.  For more information, visit www.sonusnet.com.

Important Information Regarding Forward-Looking Statements

This release may contain forward-looking statements (within the meaning of the Private Securities Litigation Reform Act) regarding future events that involve risks and uncertainties.  Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results.  Readers are referred to Item 1A “Risk Factors” included in Sonus’ Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements.  Any forward-looking statements represent Sonus’ views only as of today and should not be relied upon as representing Sonus’ views as of any subsequent date.  While Sonus may elect to update forward-looking statements at some point, Sonus specifically disclaims any obligation to do so, except as required by law.

Sonus is a registered trademark of Sonus Networks, Inc.  All other company and product names may be trademarks of the respective companies with which they are associated.

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For more information, please contact:

Wayne Pastore 978-614-8291 wpastore@sonusnet.com	Fran Murphy 978-614-8148 fmurphy@sonusnet.com

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SONUS NETWORKS, INC.

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended
	March 31,	December 31,	March 31,
	2011	2010	2010
Revenue:
Product	$35,953	$54,118	$36,278
Service	31,346	28,861	26,130
Total revenue	67,299	82,979	62,408

Cost of revenue:
Product	23,161	17,805	12,301
Service	17,513	12,491	11,929
Total cost of revenue	40,674	30,296	24,230

Gross profit	26,625	52,683	38,178

Gross profit %
Product	35.6%	67.1%	66.1%
Service	44.1%	56.7%	54.3%
Total gross profit %	39.6%	63.5%	61.2%

Operating expenses:
Research and development	15,608	16,514	14,940
Sales and marketing	14,297	13,211	13,594
General and administrative	8,196	11,119	10,144
Restructuring	—	387	—
Total operating expenses	38,101	41,231	38,678

Income (loss) from operations	(11,476)	11,452	(500)
Interest income, net	435	182	502
Other income, net	—	—	10

Income (loss) before income taxes	(11,041)	11,634	12
income tax provision	(1,367)	(224)	(146)

Net income (loss)	$(12,408)	$11,410	$(134)

Earnings (loss) per share:
Basic	$(0.04)	$0.04	$—
Diluted	$(0.04)	$0.04	$—

Shares used to compute earnings (loss) per share:
Basic	277,712	276,659	274,701
Diluted	277,712	278,096	274,701

SONUS NETWORKS, INC.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	December 31,
	2011	2010
Assets
Current assets:
Cash and cash equivalents	$87,152	$62,501
Marketable securities	245,302	258,831
Accounts receivable, net	28,521	52,813
Inventory	29,114	22,499
Deferred income taxes	401	408
Other current assets	18,740	16,474
Total current assets	409,230	413,526

Property and equipment, net	21,117	21,284
Intangible assets, net	1,500	1,600
Goodwill	5,062	5,062
Investments	69,874	87,087
Deferred income taxes	1,413	1,271
Other assets	4,663	26,124
	$512,859	$555,954

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$17,869	$16,936
Accrued expenses	18,272	29,999
Current portion of deferred revenue	50,493	42,776
Current portion of long-term liabilities	290	338
Total current liabilities	86,924	90,049

Deferred revenue	12,320	42,811
Long-term liabilities	4,437	4,138
Total liabilities	103,681	136,998

Commitments and contingencies

Stockholders equity:
Common stock	278	277
Additional paid-in capital	1,303,932	1,301,285
Accumulated deficit	(901,909)	(889,501)
Accumulated other comprehensive income	6,877	6,895
Total stockholders’ equity	409,178	418,956
	$512,859	$555,954

SONUS NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	Three months ended
	March 31,	March 31,
	2011	2010
Cash flows from operating activities:
Net loss	$(12,408)	$(134)
Adjustments to reconcile net loss to cash flows provided by (used in) operating activities:
Depreciation and amortization of property and equipment	2,850	2,458
Amortization of intangible assets	100	138
Stock-based compensation	2,026	2,486
(Gain) loss on disposal of property and equipment	(12)	57
Changes in operating assets and liabilities:
Accounts receivable	24,390	15,477
Inventory	10,425	2,852
Other operating assets	2,981	(2,098)
Accounts payable	900	3,547
Accrued expenses	(11,281)	(5,039)
Deferred revenue	(22,624)	(16,445)
Net cash provided by (used in) operating activities	(2,653)	3,299

Cash flows from investing activities:
Purchases of property and equipment	(3,165)	(1,763)
Purchase of intangible assets	—	(2,000)
Purchases of marketable securities	(42,773)	(121,856)
Sale/maturities of marketable securities	72,487	61,493
Net cash provided by (used in) investing activities	26,549	(64,126)

Cash flows from financing activities:
Proceeds from sale of common stock in connection with employee stock purchase plan	754	609
Proceeds from exercise of stock options	665	35
Payment of tax withholding obligations related to net share settlements of restricted stock awards	(877)	(180)
Principal payments of capital lease obligations	(26)	(55)
Net cash provided by financing activities	516	409

Effect of exchange rate changes on cash and cash equivalents	239	(44)

Net increase (decrease) in cash and cash equivalents	24,651	(60,462)
Cash and cash equivalents, beginning of year	62,501	125,323
Cash and cash equivalents, end of period	$87,152	$64,861

SONUS NETWORKS, INC.

Supplemental Information

(In thousands)

(unaudited)

The following tables provide the details of stock-based compensation and amortization of intangible assets included in the Company’s Condensed Consolidated Statements of Operations and the line items in which these amounts are reported.  Additional information regarding these items is available in the Investor Relations section of our website at http://www.sonusnet.com.  The information contained on our website or that can be accessed through our website should not be considered to be part of, or incorporated into, this press release.

	Three months ended
	March 31,	December 31,	March 31,
	2011	2010	2010
Stock-based compensation
Cost of revenue - product	$108	$104	$71
Cost of revenue - service	385	401	419
Cost of revenue	493	505	490

Research and development expense	533	626	606
Sales and marketing expense	497	597	729
General and administrative expense	503	1,147	661
Operating expense	1,533	2,370	1,996

Total stock-based compensation	$2,026	$2,875	$2,486

Amortization of intangible assets
Cost of revenue - product	$—	$228	$38
Research and development	100	100	100
Total amortization of intangible assets	$100	$328	$138

SONUS NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP 2011 Guidance

(In millions, except percentages)

(unaudited)

The following tables include non-GAAP measures provided as guidance for 2011 derived from our GAAP (generally accepted accounting principles in the United States) 2011 expected results.  This non-GAAP guidance for gross margin and operating expenses is not presented in accordance with, nor is it intended to be a substitute for, GAAP.  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  The non-GAAP measures provided as guidance should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

	Range
	Low	to	High

Revenue	$265		$285

Reconciliation of GAAP to Non-GAAP 2011 Guidance - Gross Margin
GAAP expected results	58%		62%
Stock-based compensation	1%		1%
Non-GAAP guidance	59%		63%

Reconciliation of GAAP to Non-GAAP 2011 Guidance - Operating Expenses
GAAP expected results	$151		$155
Stock-based compensation	(8)		(8)
Amortization of intangible assets (A)	—		—
Non-GAAP guidance	$143		$147

(A)                The impact of expense for amortization of intangible assets on non-GAAP operating expenses is expected to approximate $100,000 per quarter.

SONUS NETWORKS, INC.

Reconciliation of Non-GAAP and GAAP Financial Information

(In thousands, except per share data)

(unaudited)

The tables below include non-GAAP financial measures derived from our Condensed Consolidated Statements of Operations.  These non-GAAP financial measures of Gross profit, Gross margin and Operating expenses are not presented in accordance with, nor are they intended to be a substitute for, accounting principles generally accepted in the United States of America (“GAAP”).  In addition, our presentations of these measures may not be comparable to similarly titled measures used by other companies.  The non-GAAP financial measures described below, should not be considered alternatives for, or in isolation from, the financial information prepared and presented in accordance with GAAP.

We use a number of different financial measures, both GAAP and non-GAAP, in analyzing and assessing the overall performance of our business, in making operating decisions, planning and forecasting future periods, and determining payments under compensation programs.  We consider the use of these non-GAAP financial measures helpful in assessing the core performance of our continuing operations and liquidity, and when planning and forecasting future periods.  These items for the periods presented are Stock-based compensation expense, Amortization of intangible assets and Restructuring.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool.  In particular, many of the adjustments to the Company’s GAAP financial measures reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results for the foreseeable future.

		Three months ended
		March 31,	December 31,	March 31,
	Notes	2011	2010	2010

GAAP Total gross profit		$26,625	$52,683	$38,178
Stock-based compensation expense	A	493	505	490
Amortization of intangible assets	B	—	228	38
Non-GAAP Total gross profit		$27,118	$53,416	$38,706

GAAP Total gross margin		39.6%	63.5%	61.2%
Stock-based compensation expense	A	0.7%	0.6%	0.8%
Amortization of intangible assets	B	0.0%	0.3%	0.0%
Non-GAAP Total gross margin		40.3%	64.4%	62.0%

GAAP Operating expenses		$38,101	$41,231	$38,678
Stock-based compensation expense	A	(1,533)	(2,370)	(1,996)
Amortization of intangible assets	B	(100)	(100)	(100)
Restructuring	C	—	(387)	—
Non-GAAP Operating expenses		$36,468	$38,374	$36,582

A

Stock-based compensation is different from other forms of compensation, as it is a non-cash expense. A cash salary or bonus has a fixed and unvarying cash cost. In contrast, the expense associated with the award of an option is generally unrelated to the amount of cash ultimately received by the employee, and the cost to us is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time. We believe that excluding non-cash stock-based compensation expense from our operating results enables the readers of our financial statements to more accurately compare our operating results to our historical results and to other companies in our industry.

B

On January 15, 2010, we entered into an intellectual property asset purchase and license agreement with Winphoria, Inc. (“Winphoria”) and Motorola, Inc. (“Motorola”) to purchase certain of Winphoria’s software code and related patents and licensed certain other intellectual property from Winphoria and Motorola. The purchase price included an initial payment of $2.0 million and future potential royalty payments dependent upon future sales of certain of our products that include the Winphoria technology that was purchased or licensed. In connection with this transaction we recorded identifiable intangible assets which we have classified as developed technology and that will be amortized on a straight-line basis over five years, the expected useful life of the technology. The amortization expense for these identifiable intangible assets is included in Amortization of intangible assets.

On April 13, 2007, we completed our acquisition of Zynetix Limited (“Zynetix”), a privately-held designer of innovative Global System for Mobile Communications infrastructure solutions located in the United Kingdom. In connection with this acquisition we recorded intangible assets consisting of customer relationships, intellectual property and a trade name. A portion of the Intellectual property was allocated to the Sonus reporting unit. During the third quarter of fiscal 2008, we committed to a plan to sell Zynetix, and completed the sale transaction on November 26, 2008. The amortization expense for the intellectual property allocated to the Sonus reporting unit is included in Amortization of intangible assets.

We believe that excluding the non-cash amortization of intangible assets facilitates the comparison of our financial results to our historical operating results and to other companies in our industry and provides meaningful information regarding our liquidity.

C

We recorded restructuring expense in the three months ended December 31, 2010 related to closing our office in Ottawa, Canada. We believe that excluding this restructuring expense facilitates the comparison of our financial results to our historical operating results and to other companies in our industry and provides meaningful information regarding our liquidity.